EMPOWER FUNDS, INC.
Empower Emerging Markets Equity Fund
Institutional Class Ticker: MXENX
Investor Class Ticker: MXEOX
(the “Fund”)
Supplement dated December 1, 2022 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated April 29, 2022, as supplemented
Effective December 31, 2022 (“Effective Date”), Geoffrey Wong, CFA, will no longer serve as a portfolio manager of the Fund. As of the Effective Date, all references to Mr. Wong in the Prospectus, Summary Prospectus and SAI are hereby deleted in their entirety.
This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary Prospectus and SAI for the Fund, each dated April 29, 2022, as supplemented.
Please keep this Supplement for future reference.